SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        October 21, 2003
                                                -----------------------------


Commission         Registrant, State of Incorporation,       I.R.S. Employer
File Number        Address and Telephone Number              Identification No.
-----------        -----------------------------------       -----------------
1-3526             The Southern Company                      58-0690070
                   (A Delaware Corporation)
                   270 Peachtree Street, N.W.
                   Atlanta, Georgia 30303
                   (404) 506-5000

1-3164             Alabama Power Company                     63-0004250
                   (An Alabama Corporation)
                   600 North 18th Street
                   Birmingham, Alabama 35291
                   (205) 257-1000

1-6468             Georgia Power Company                     58-0257110
                   (A Georgia Corporation)
                   241 Ralph McGill Boulevard, N.E.
                   Atlanta, Georgia 30308
                   (404) 506-6526

0-2429             Gulf Power Company                        59-0276810
                   (A Maine Corporation)
                   One Energy Place
                   Pensacola, Florida 32520
                   (850) 444-6111

001-11229          Mississippi Power Company                 64-0205820
                   (A Mississippi Corporation)
                   2992 West Beach
                   Gulfport, Mississippi 39501
                   (228) 864-1211

1-5072             Savannah Electric and Power Company       58-0418070
                   (A Georgia Corporation)
                   600 East Bay Street
                   Savannah, Georgia 31401
                   (912) 644-7171

333-98553          Southern Power Company                    58-2598670
                   (A Delaware Corporation)
                   270 Peachtree Street, N.W.
                   Atlanta, Georgia 30303
                   (404) 506-5000


The address of the registrants has not changed since the last report.

This combined Form 8-K is filed separately by seven registrants: The Southern Company, Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Savannah Electric and Power Company and Southern Power Company. Information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf. Each registrant makes no representation as to information relating to the other registrants.


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Item 12.     Results of Operations and Financial Condition.
             ---------------------------------------------

         The information in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibits attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

         On October 21, 2003, The Southern Company issued a press release regarding its earnings for the periods ended September 30, 2003. A copy of this release is being furnished as Exhibit 99.01 to this Current Report on Form 8-K. In addition, certain additional information regarding the financial results for the three months and nine months ended September 30, 2003 is being furnished as Exhibits 99.02 through 99.06 to this Current Report on Form 8-K.

         The exhibits hereto contain business segment information for Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Savannah Electric and Power Company and Southern Power Company. Accordingly, this report is also being furnished on behalf of each such registrant.

         The following exhibits relate to the periods ended September 30, 2003:

Exhibit 99.01         Press Release.

Exhibit 99.02         Financial Highlights.

Exhibit 99.03         Significant Factors Impacting EPS.

Exhibit 99.04         Analysis of Consolidated Earnings.

Exhibit 99.05         Kilowatt Hour Sales.

Exhibit 99.06         Financial Overview.



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                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     October 21, 2003         THE SOUTHERN COMPANY



                                   By /s/ W. Dean Hudson
                                     --------------------------------------
                                     W. Dean Hudson
                                     Comptroller


                                     ALABAMA POWER COMPANY
                                     GEORGIA POWER COMPANY
                                     GULF POWER COMPANY
                                     MISSISSIPPI POWER COMPANY
                                     SAVANNAH ELECTRIC AND POWER COMPANY
                                     SOUTHERN POWER COMPANY



                                    By /s/Wayne Boston
                                        -----------------------------------
                                        Wayne Boston
                                       Assistant Secretary